February 1, 2024
Pioneer Balanced ESG Fund
Important Notice Regarding Change in Investment Policy
Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated December 1, 2023

The fund has a policy to invest at least 80% of its assets in securities of issuers that Amundi Asset Management US, Inc., the fund’s investment adviser, believes adhere to the fund’s environmental, social and governance (ESG) criteria.
The following reflects the fund’s modified 80% investment policy, which will be effective on April 1, 2024:
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the investment adviser believes adhere to the fund’s ESG criteria.
For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of alcohol, tobacco products, and controversial military weapons consisting of cluster weapons, anti-personnel mines, and biological and chemical weapons, and the operation of coal mines and gambling casinos and other gaming businesses.
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Underwriter of Pioneer mutual funds
Member SIPC